Note 23	3 Months Ended
Jan. 31, 2012
Subsequent Events [Text Block]
23.  Subsequent Events - Pursuant to agreements with bondholders dated February 22, 2012 and February 28, 2012, we issued an aggregate of 1,182,801 shares of our Class A common stock, par value $0.01 per share, in exchange for an aggregate of approximately $4.8 million of our outstanding indebtedness, consisting of $3.0 million aggregate principal amount of our outstanding 8.625% Senior Notes due 2017 and approximately $1.8 million aggregate principal amount of our 12.072% senior subordinated amortizing notes (the “exchanges”).

The exchanges were effected with existing bondholders and no commission or other remuneration was paid or given directly or indirectly for soliciting such exchanges.  Accordingly, the exchanges were effected pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.